Concept Series

Gartmore U.S. Growth Leaders Long-Short Fund
(formerly Gartmore Long-Short Equity Plus Fund)

www.gartmorefunds.com

Prospectus

June 29, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Table of Contents

Fund Summary	2
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

More About the Fund	8
Principal Investments and Techniques
Other Principal Risks
Temporary Investments

Management	9
Investment Adviser

Buying, Selling and Exchanging Fund Shares	12
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares
Excessive Trading

Distributions and Taxes	22
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

Financial Highlights	24

Additional Information	Back Cover

Fund Summary

This prospectus provides information about one fund (the "Fund") offered by Gartmore Mutual Funds (the "Trust") - the Gartmore U.S. Growth Leaders Long-Short Fund (formerly Gartmore Long-Short Equity Plus Fund). The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks, performance and fees for the Fund. The Fund’s investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 8. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund uses investment strategies, such as short selling, that may present higher risks than other mutual funds. The Fund is not appropriate for all investors. The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

A Quick Note about Share Classes

The Fund has the following share classes:

•   Class A
•   Class B
•   Class C
•   Class R
•   Institutional Service Class
•   Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that is right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares—Choosing a Share Class" beginning on page 12.

Although the Fund is currently managed by GMF and GMF intends to manage the Fund for the foreseeable future, the Fund may employ a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust ("GMF"), as the Fund’s investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with GMF, for the Fund without shareholder approval. GMF believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See "Management —Multi-Manager Structure" for more information.

Fund Summary — Gartmore U.S. Growth Leaders Long-Short Fund (formerly Gartmore Long-Short Equity Plus Fund)

Objective and Principal Strategies

The Fund seeks long-term capital appreciation.

The Fund seeks to achieve absolute returns regardless of market conditions through the purchase and short sale of U.S. securities. Under normal conditions, the Fund will invest at least 80% of its net assets in U.S.-based companies. A U.S.-based Δ company is one organized under the laws of the U.S., has its principal place of business in the U.S. or its stock is traded primarily in the U.S. The Fund may also invest a significant portion of its assets in depository receipts, particularly American Depository Receipts. The Fund may invest in issuers of any size, including small or medium-sized companies.

From a strategic viewpoint, the Fund will take long positions in "leaders," companies that the Fund’s adviser, Gartmore Mutual Fund Capital Trust ("GMF"), believes will generate earnings growth exceeding market expectations. The Fund intends to emphasize these "leadership" companies, i.e., those companies that benefit from superior management, products or distribution.

The Fund intends to take a short position in stocks of companies:

•   whose earnings look to be reflected in the current price
•   which GMF believes are likely to fall short of expectations
•   where there is structural weakness in the industry in which the company operates its franchise
•   which GMF believes have poor quality management
•   which GMF believes are likely to suffer an event affecting long-term earnings power.

Leaders

A "leader" is defined as a company with a strong franchise capable of taking advantage of its position in the marketplace. The rationale for investing in leaders arises from the expectation that these companies will dominate their respective industries due to their reputation of having quality management and superior products and services or distribution.

Long position:

The Fund actually owns a security in anticipation that the price of such security will increase over time.

Short Sales:

Selling a security the Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

In addition, the Fund may affect strategic paired trades, taking both long and short positions in companies in the same industry in order to remove much of the market and sector impact on performance.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security.

Ordinarily the Fund will hold securities of 50 to 100 issuers; within that group any issuer may be held either long or short, but any one issuer will not be held both long and short.

In making decisions on whether to buy or sell a security, the portfolio managers are not limited by the turnover rate of the Fund. The portfolio managers may participate in frequent portfolio transactions, which will lead to higher transaction costs and additional tax consequences.

The Fund may also invest in exchange-traded funds and derivatives, primarily options. The Fund may also hold a significant portion of its assets in cash or money market obligations if the portfolio managers believe it is prudent to do so or to cover its short positions. The Fund will also lend its portfolio securities to brokers, dealers and financial institutions.

Principal Risks

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. The value of your shares will also be impacted in part by the portfolio managers’ ability to assess economic conditions and investment opportunities.

In addition to stock market risk as described below, the Fund uses investment techniques and strategies, primarily short sales, that may present substantially higher risks than other mutual funds. The Fund is not appropriate for all investors.

Stock market risk. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Fund Summary — Gartmore U.S. Growth Leaders Long-Short Fund (formerly Gartmore Long-Short Equity Plus Fund)

Short sales risk. A short sale is the sale of a security the Fund does not own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender.

Mid/Small Cap Risk. To the extent GMF invests Fund assets in securities of mid-sized and smaller companies, these investments may be riskier than investments in larger, more established companies. The stocks of smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

Market trends risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

Securities Lending Risk. When lending securities, the Fund is subject to risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund is also subject to the risk that it may lose its rights in the collateral deposited by the borrower if the borrower fails financially.

Portfolio turnover risk. The portfolio managers may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate will result in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

Depositary receipt risk. The Fund can invest in depositary receipts which are securities issued by financial institutions such as banks or trust companies, which represent ownership in underlying securities issued by foreign companies. These securities carry additional risks associated with investing in foreign securities, such as changes in currency exchange rates, lack of public information about the foreign company and political, social and economic instability in the company's country. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as issuer sponsored depositary receipts.

Derivatives risk. The Fund may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill its obligations to the Fund. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more detailed information about the Fund’s investments and risks, see "More About the Funds" on page 8.

Fund Summary — Gartmore U.S. Growth Leaders Long-Short Fund (formerly Gartmore Long-Short Equity Plus Fund)

Performance

The returns for the Fund reflect the performance of the Montgomery Partners Long-Short Equity Plus Fund (the "Predecessor Fund") until June 22, 2003 and the Fund from June 23, 2003 when the Fund acquired all of the assets, subject to stated liabilities of the Predecessor Fund. During the joint history of the Predecessor Fund and the Fund, the assets have been managed with several different strategies and the returns reflect these various strategies.

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility—or variability—of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. These returns are shown on a before-tax basis and without sales charges. The table shows the Fund’s average annual total returns on a before-tax basis (and on an after-tax basis for Class C shares) for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

After-tax returns are shown for Class C shares only. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans.

Annual Returns—Class C shares* (years ended December 31)

Best Quarter:	59.92%	4th qtr. of 1999

Worst Quarter:	-22.95%	4th qtr. of 2000

*  These annual returns do not include sales charges and do not reflect the effect of taxes. Through June 22, 2003, the returns were attained by the Predecessor Fund. If the sales charges were included, the annual returns would be lower than those shown.

	One	Five	Since
Average annual returns—as of December 31, 2003[1]	Years	Years	Inception[2]

Class A shares – Before Taxes[3]	18.94%	6.56%	13.24%
Class B shares – Before Taxes[3]	20.59%	7.40%	14.06%
Class C shares – Before Taxes[4]	23.32%	6.74%	11.93%
Class C shares – After Taxes on Distributions[4]	9.31%	0.75%	6.11%
Class C shares – After Taxes on Distributions and Sale of Fund Shares[4]	15.15%	2.94%	7.49%
Class R shares – Before Taxes[5]	25.16%	8.24%	14.50%
Institutional Service Class shares – Before Taxes[6]	25.16%	8.24%	14.50%
Institutional Class shares – Before Taxes[6]	25.16%	8.24%	14.50%
S&P 500 Index[7]	28.67%	-0.57%	4.73%
Citigroup 3-month Treasury Bill Index[8]	1.07%	3.50%	3.75%

1    These returns reflect performance after sales charges and expenses are deducted, and through June 22, 2003 were attained by the Predecessor Fund.

2    The Predecessor Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Predecessor Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Predecessor Fund.

3    These returns through October 31, 2001 include the performance of the Class R shares of the Predecessor Fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Fund would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class A and Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

4    Effective April 1, 2004, front-end sales charges were no longer imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the front-end sales charge on Class C shares.

5    These returns for the period through October 31, 2001 include the performance of the Class R shares of the Predecessor Fund; for the period from November 1, 2001 to June 22, 2003 include the performance of the Class B shares of the Predecessor Fund; and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Class R shares) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that the Fund’s Class R shares do not have any applicable sales charges, but have not been adjusted for the lower expenses applicable to the Fund’s Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Fund’s Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as the Fund’s other classes.

Fund Summary — Gartmore U.S. Growth Leaders Long-Short Fund (formerly Gartmore Long-Short Equity Plus Fund)

6    These returns for the period through June 22, 2003 include the performance of the Predecessor Fund Class R shares and for the period from June 23, 2003 to December 31, 2003 include the performance of the Class A shares because Institutional Service Class and Institutional Class shares had not yet commenced operations. These returns have been adjusted for the fact that Institutional Service Class and Institutional Class shares do not have any sales charges but have not been adjusted for the lower expenses applicable to Institutional Service Class and Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Service Class and Institutional Class shares would have produced because Institutional Service Class and Institutional Class shares invest in the same portfolio of securities.

7    The S&P 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. The returns for this index do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual returns of this Index would be lower.

8    The Citigroup 3-Month Treasury Bill Index is an average of the last 3-month Treasury bill issues (excluding the current month-end bills). Effective June 29, 2004, the Fund is changing its benchmark to the Citigroup 3-Month Treasury Bill Index because a number of changes to the Fund's strategies were implemented at that time. As a result, GMF believes the new index will be a better comparison for the Fund's performance going forward because the Fund will be attempting to return positive returns regardless of market conditions and will no longer be correlated with the overall markets. The returns for the index do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual returns of this index would be lower.

Fees and Expenses

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select:

Shareholder Fees[1] (paid directly from your investment)	Class A shares	Class B shares	Class C shares	Class R shares	Institutional Service Class shares	Institutional Class shares

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%[2]	None	None	None	None	None

Maximum Sales Charge (Load) imposed on redemptions (as a percentage of original purchase price or sale proceeds, as applicable)	None[3]	5.00%[4]	1.00%[5]	None	None	None

Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)[6]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (deducted from Fund assets)	Class A shares	Class B shares	Class C shares	Class R shares	Institutional Service Class shares	Institutional Class shares

Management Fees	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.40%[7]	None	None

Other Expenses

Short Sale Dividend Expenses[8]	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%

Remainder of Other Expenses	0.40%	0.40%	0.40%	0.60%	0.40%	0.40%

Total Other Expenses	2.05%	2.05%	2.05%	2.25%	2.05%	2.05%

Total Annual Fund Operating Expenses[9]	3.80%	4.55%	4.55%	4.15%	3.55%	3.55%

1    If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2    As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares—Buying Shares—Front-end Sales Charges" on page 14.

Fund Summary — Gartmore U.S. Growth Leaders Long-Short Fund (formerly Gartmore Long-Short Equity Plus Fund)

3    A contingent deferred sales charge ("CDSC") of up to 1% may be imposed on certain redemptions of Class A shares purchased without a front-end sales charge and for which a finder’s fee was paid. See "Buying, Selling and Exchanging Fund Shares—Selling Shares—Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 17.

4    A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares—Selling Shares—Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 17.

5    A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares—Selling Shares—Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 17.

6    A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied in other circumstances. See "Buying, Selling and Exchanging Fund Shares—Excessive Trading" on page 20.

7    "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares’ average daily net assets.

8    The Fund’s principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total Other Expenses" and "Total Annual Fund Operating Expenses." However, any such dividend on a security sold short generally reduces the market value of the shorted security -- thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. As a result of changes made to the management of the Fund effective June 29, 2004, it is expected that the "Short Sale Dividend Expenses" will decrease, and it is estimated that the amount of such expense will decrease to 0.42%.

9    GMF and the Trust have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees, short sale dividend expense, Rule 12b-1 fees and administrative services fees) to 1.90% for Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class shares at least through February 28, 2005. The Trust is authorized to reimburse GMF for management fees paid previously waived and/or for the cost of Other Expenses paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees, waived or limited, and other reimbursements made by GMF at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

Example

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A shares*	$935	$1,669	$2,420	$4,379

Class B shares	$956	$1,674	$2,501	$4,433

Class C shares	$556	$1,374	$2,301	$4,654

Class R shares	$417	$1,261	$2,120	$4,331

Institutional Service Class shares	$358	$1,088	$1,840	$3,818

Institutional Class shares	$358	$1,088	$1,840	$3,818

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 year	3 years	5 years	10 years

Class B shares	$456	$1,374	$2,301	$4,433

Class C shares	$456	$1,374	$2,301	$4,654

*    Assumes a CDSC will not apply.

**    Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change whether or not you sell your shares.

More About the Fund

Principal Investments and Techniques

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about the Fund, including the Fund’s other investment techniques. To obtain a copy of the SAI, see the back cover.

Short sales. When GMF believes that a security is overvalued, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit by purchasing at a lower price and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, other liquid debt securities, equity securities or cash to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund’s assets.

Depositary receipts. The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (''ADRs''), Global Depositary Receipts (''GDRs'') and European Depositary Receipts (''EDRs'') (collectively, depositary receipts).
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the underlying securities of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

Money market obligations. These include

•     U.S. government securities with remaining maturities of 397 days or less
•     Commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)
•     Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency
•     Short-term obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)
•     Repurchase agreements relating to debt obligations that the Fund could purchase directly
•     Unrated debt obligations with remaining maturities of 397 days or less that are determined by GMF to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high quality investments that offer a fixed rate of return, as well as liquidity.

Other Principal Risks

Small cap risk. Generally, investments in smaller companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small cap companies historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. Certain small cap companies in which the Fund invests may be in the technology and biotechnology industries. Small cap companies in these industries may be especially subject to abrupt or erratic price movements.

In addition, small cap companies may:

•   lack depth of management
•   lack a proven track record
•   be unable to generate funds necessary for growth or development
•   be developing or marketing new products or services for which markets are not yet established and may never become established

More About the Fund

•   market products or services that may become quickly obsolete.

Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Management

Investment Adviser

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. GMF was organized in 1999 and advises mutual funds. As of January 30, 2004, GMF and its affiliates had approximately $38.2 billion in assets under management, including approximately $21.7 billion managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund’s average daily net assets. The total management fee paid by the Fund for the fiscal period ended October 31, 2003, expressed as a percentage of the Fund’s average daily net assets, was 1.50%.

Multi-Manager Structure

GMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (except hiring a subadviser which is an affiliate of GMF) without the approval of shareholders. The order also allows GMF to revise a subadvisory agreement with a non-affiliate subadviser with Board of Trustee approval but without shareholder approval. Currently the Fund is managed directly by GMF, but if a new non-affiliate subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

GMF would provide the following oversight and evaluation services to the Fund with respect to any subadviser:

•      performing initial due diligence on prospective subadvisers for the Fund.

•     monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations.

•     communicating performance expectations and evaluations to the subadvisers.

•     ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.

GMF does not expect to recommend frequent additions or changes of subadvisers. GMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions.

Portfolio Managers

Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund and the selection of the Fund’s investments. They also manage the Gartmore U.S. Growth Leaders and Gartmore Growth Funds and Gartmore GVIT U.S. Growth Leaders Gartmore GVIT Growth Funds.

Mr. Baggini joined GMF in March 2000. Prior to joining GMF, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000.

Mr. Burtnick joined GMF in May 2002. Prior to joining GMF, Mr. Burtnick was a portfolio manager for Brown Brothers Harriman & Company from 2000 to 2002. From 1998 to 2000, Mr. Burtnick worked at Barra, Inc., where he led the Professional Education focus group focusing on portfolio construction and risk management issues.

Prior Historical Performance of the Portfolio Manager

Although the Fund changed strategies on June 29, 2004 and has only been operating with this new strategy for a limited time, Gartmore SA Capital Trust, an affiliate of GMF, has managed similar private investment companies utilizing the same employees for a longer period. These other private investment companies have investment objectives and strategies that are substantially similar, but not necessarily identical, to those of the Fund.

The following chart shows the average annual total returns of the Leaders Long/Short Fund LLC and Leaders Long/Short Fund LDC. Each of these private investment companies is managed in a manner substantially similar to the way the Fund will be managed. The historical investment performance of the composite reflects the deduction of 2.5% in fees of the private investment companies, which is the current expense cap for the private investment companies. These fees are lower than the total annual operating expenses of the Fund for the last fiscal year. If the Fund’s higher expenses and any applicable sales charges were deducted, the performance of the private investment companies would have been lower.

Average Annual Total Return for periods ended May 31, 2004

	1 Year	Since Inception*

Leaders Long/Short Fund LLC	6.65%	9.16%

Leaders Long/Short Fund LDC	6.48%	9.11%

Citigroup 3-Month Treasury Bill Index	0.97%	1.24%

Management

We have included performance information about these other private investment companies for comparison purposes, BUT THESE OTHER PRIVATE INVESTMENT COMPANIES ARE SEPARATE AND DISTINCT FROM THE FUND. THEIR PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR THE FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE.

Also included for comparison are performance figures for the Citigroup 3-Month Treasury Bill Index, the Fund’s new benchmark.

The performance of the private investment companies managed by GMF’s affiliate may not be comparable to the performance of the Fund because of the following differences:

•   brokerage commissions and dealer spreads
•   expenses (including management fees)
•   the size of the investment in a particular security in relation to the portfolio size
•   the timing of purchases and sales (including the effect of market conditions at that time)
•   the timing of cash flows into the portfolio
•   the availability of cash for new investments.

The performance may also not be comparable to the performance of the Fund because, unlike the Fund, the private investment companies are not registered mutual funds under the Investment Company Act of 1940 and, consequently, may not be required to do the following:

•   redeem shares upon request
•   meet the same diversification requirements as mutual funds
•   follow the same tax restrictions and investment limitations as mutual funds.

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions.

Buying, Selling and Exchanging Fund Shares

Choosing a Share Class

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Fund are available to all investors; Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

•    Class A shares

Contingent Deferred Sales Charge (CDSC)1:

•    Class B shares if you sell your shares within six years of purchase

•    Class C shares if you sell your shares within one year of purchase No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Fund’s distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Qualifying broker-dealers who sell Fund shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service fees (12b-1 fees) under the Trust's Distribution Plan and its other resources.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administrative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

When choosing a share class, consider the following:

Class A shares	Class B shares	Class C shares

Front-end sales charge means that a portion of your initial investment goes toward the sales charge, and is not invested	No front-end sales charge, so your full investment immediately goes toward buying shares	No front-end sales charge, so your full investment immediately goes toward buying shares

Reductions and waivers of the sales charge available	No reductions of the CDSC are available, but waivers are available	Like Class B shares, no reductions of the CDSC are available, but waivers are available

Lower expenses than Class B and Class C shares mean higher dividends per share	Higher distribution and service fees than Class A shares mean higher fund expenses and lower dividends per share	Higher distribution and service fees than Class A shares mean higher fund expenses and lower dividends per share

Conversion features are not applicable	After seven years, Class B shares convert into Class A shares, which reduces your future fund expenses	Unlike Class B shares, Class C shares do not automatically convert into another class

No sales charge when shares are sold back to a Fund[1]	CDSC if shares are sold within six years: 5% in the first year, 4% in the second, 3% in the third and fourth years, 2% in the fifth, and 1% in the sixth year	CDSC of 1% is applicable if shares are sold in the first year after purchase

No maximum investment limit	Investments of $100,000 or more may be rejected	Investments of $1,000,000 or more may be rejected[2]

1    A CDSC of up to 1.00% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder’s fee has been paid if the redemption is made within 18 months of the purchase.

2   This limit was calculated based on a one year holding period.

Buying, Selling and Exchanging Fund Shares

For investors who are eligible to purchase Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

How to Choose a Class for an Institutional Account

The Fund offers Institutional Service Class, Institutional Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

Who can buy Class R shares

Class R shares are available for purchase by:

•    401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to retail retirement accounts or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or one-person Keogh plans individual 403(b) plans, or through 529 Plan accounts.

Who can buy Institutional Service Class shares

The Institutional Service Class shares are available for purchase only by the following:

•      retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

•      retirement plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services

Who can buy Institutional Service Class shares (Continued)

•      a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

•      registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides

•      life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to Section 401(a) of the Code.

Who can buy Institutional Class shares

The Institutional Class shares are available for purchase only by the following:

•     funds of funds offered by the Distributor or other affiliates of the Trust

•     retirement plans if no third party administrator for the plan receives compensation from the Fund

•     institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts

•     a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

•     registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services

•     high net-worth individuals who invest directly with the Fund and who do not utilize a broker, investment adviser or other financial intermediary

Buying, Selling and Exchanging Fund Shares

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A, Institutional Class or Institutional Service Class of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

Minimum Investments—Class A, B & C Shares

To open an account	$2,000

To open an IRA account	$1,000

Additional investments	$100

To start an Automatic Asset Accumulation Plan	$1,000

Additional Automatic Asset Accumulation Plan per transaction	$50

Minimum Investments—Institutional Service Class Shares

To open an account	$50,000

Additional investments	None

Minimum Investments—Institutional Class Shares

To open an account	$1,000,000

Additional investments	None

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848-0920 for more information.

Buying Shares

Purchase price. The purchase or "offering" price of each share of the Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, NAV is based on the market value of the securities and other assets owned by the Fund less its liabilities divided by the Fund’s total shares outstanding. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by the Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

•   New Year’s Day
•   Martin Luther King, Jr. Day
•   Presidents’ Day
•   Good Friday
•   Memorial Day
•   Independence Day
•   Labor Day
•   Thanksgiving Day
•   Christmas Day
•   Other days when the New York Stock Exchange is not open.

To the extent that the Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investment may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Fund’s administrator, or its agent, determines a prices does not represent fair value, the Fund’s investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

Beginning July 1, 2004, the Fund, to the extent that it holds foreign equity securities, will also begin to value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the time the Fund’s NAV is calculated. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund’s NAV is calculated, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing serv-

Buying, Selling and Exchanging Fund Shares

ice (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

In-kind purchases. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

Front-end Sales Charges

Class A shares

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.

	Sales Charge as % of
Amount of purchase	Offering Price	Amount Invested (approximately)	Dealer Commission as % of Offering Price

Less than $50,000	5.75%	6.10%	5.00%

$50,000 to $99,999	4.75	4.99	4.00

$100,000 to $249,999	3.50	3.63	3.00

$250,000 to $499,999	2.50	2.56	2.00

$500,000 to $999,999	2.00	2.04	1.75

$1 million or more	None	None	None*

* Dealer may be eligible for a finder’s fee as disclosed below.

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Fund. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A sales charges" and "Net Asset Value Purchase Privilege (Class A and Class D shares only)" in the SAI for more information.

Class A Purchases not Subject to a Sales Charge

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by Gartmore Mutual Funds and Gartmore Mutual Funds II, Inc. (including the Fund and Gartmore Focus Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder’s fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder’s fee of up to 1.00% on investments made in Class A shares of the Fund with no initial sales charge. The CDSC covers the finder’s fee paid by the Distributor to the selling dealer.

If you are eligible to purchase Institutional Class shares, purchasing that class of shares will be preferable to purchasing Class A shares.

Reduction of Class A sales charges

Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

•     An increase in the amount of your investment. The sales charges tables show how the sales charge decreases as the amount of your investment increases.

•     Rights of Accumulation. You and members of your family who live at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge.To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

•     Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

•     No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

Buying, Selling and Exchanging Fund Shares

•    Letter of Intent Discount. If you state in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

Waiver of Class A sales charges

The Class A sales charges will be waived for the following purchasers:

•     Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.

•     Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.

•     Any person who pays for the shares with the proceeds of one of the following sales:

•     Sales of non-Gartmore Fund shares

•     Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Gartmore Funds may require evidence that you qualify for this waiver).

•      Retirement plans.

•     Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).

•     Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.

•     Any investment advisory clients of GMF, GSACT and their affiliates

•     Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

Conversion of Class B shares

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

How to place your purchase order

Your order must be received by the Fund’s agent in Columbus, Ohio or an authorized intermediary prior to the calculation of the Fund’s NAV to receive that day’s NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of the Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

By mail. Complete and mail the application with a check made payable to: Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks, travelers checks or money orders.

By bank wire. You can request that your bank transmit funds (federal funds) by wire to the Fund’s custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund’s NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open

Buying, Selling and Exchanging Fund Shares

your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

By telephone. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

On-line. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund’s prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your intermediary or its agent accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

Selling Shares

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a medallion signature guarantee.

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its agent’s offices in Columbus, Ohio or an authorized intermediary of the Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund’s investments at the time of the sale.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.
The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about the Fund’s ability to make such a redemption-in-kind, see the SAI.

Restrictions on sales

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

Medallion Signature Guarantee—Class A, Class B and Class C shares

A medallion signature guarantee is required under the following circumstances:

•      if your account address has changed within the last 10 business days, or

•     if the redemption check is made payable to anyone other than the registered shareholder, or

•     if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

•     if the proceeds are mailed to any address other than the address of record, or

•      if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

Buying, Selling and Exchanging Fund Shares

Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares

The CDSC for a particular class of shares (as described below) is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

Class B shares

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

	1	2	3	4	5	6	7 years
Sale within	year	years	years	years	years	years	or more

Sales charge	5%	4%	3%	3%	2%	1%	0%

Class A shares

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Fund (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of	$1 million	$4 million	$25 million
Purchase	to $3,999,999	to $24,999,999	or more

Amount of CDSC	1.00%	0.50%	0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds’ prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder’s fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

Class C shares

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

Waivers of CDSCs

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder’s death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70 1/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

How to place your sale order

Capital gains taxes

If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes —Selling and Exchanging Fund Shares" on page 23.

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A medallion signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee—Class A, Class B and Class C shares". Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of the Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

By telephone. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day’s closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

Buying, Selling and Exchanging Fund Shares

By bank wire. The Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

By Automated Clearing House (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

By mail or fax. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund’s NAV (generally 4:00 p.m.). If your fax is received after the calculation of the Fund’s NAV, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

On-line. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your intermediary or its agent. Your broker or financial intermediary may charge a fee for this service.

Accounts with low balances—Class A, Class B and Class C shares

If the value of your Class A, Class B or Class C shares of the Fund falls below $2,000 ($1,000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

Distribution Plan

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

Distribution and service fees

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund pays amounts not exceeding an annual amount of:

Fund/Class	As a % of daily net assets

Class A shares	0.25% (distribution or service fee)

Class B shares	1.00% (0.25% service fee)

Class C shares	1.00% (0.25% service fee)

Class R shares	0.50% (0.25% of which may be either a distribution or service fee)

Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

Buying, Selling and Exchanging Fund Shares

Exchanging Shares

Capital gains taxes

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if you exchange shares, you may have capital gains which are subject to federal and/or state income taxes. For more information, see "Distribution and Taxes—Selling and Exchanging Fund Shares" on page 23.

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund’s minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other Gartmore Fund, but you cannot exchange Class A shares of the Fund for Class B or Class C shares of another Gartmore Fund.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of the Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the Fund.

If you exchange Prime Shares of the Gartmore Money Market Fund into another Gartmore Fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

How to place your exchange order

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares—How to place your purchase order" on page 16 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund’s NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days’ written notice to shareholders.

Excessive Trading

Short-term or excessive trading in Gartmore Fund shares, often described as "market timing," is discouraged. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect Fund performance. The Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. The Fund has broad authority to take discretionary action against market timers and against particular trades.

In general:

•     Exchanges may be limited to 12 exchanges out of a particular Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund’s NAV may be rejected, and

•     Redemption or exchange fees are imposed on certain Gartmore Funds. For these Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

Buying, Selling and Exchanging Fund Shares

Each Gartmore Fund may also restrict purchases or exchanges that the Gartmore Funds or its agents believe, their sole discretion, constitute excessive trading.

Transactions which violate Fund excessive trading policies or exchange limit guidelines may be rejected by the Fund at any time in its sole discretion.

Notwithstanding these efforts, the Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to the Fund on behalf of their customers who are the actual beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

Redemption Fees

The Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

Exchange Fees

The following Gartmore Funds (including the Fund) may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than the minimum holding period listed below:

Fund	Exchange Fee	Minimum Holding Period (days)

Gartmore Emerging Markets Fund	2.00%	90
Gartmore Focus Fund	2.00%	30
Gartmore Global Financial Services Fund	2.00%	90
Gartmore Global Health Sciences Fund	2.00%	90
Gartmore Global Technology and Communications Fund	2.00%	90
Gartmore Global Utilities Fund	2.00%	90
Gartmore International Growth Fund	2.00%	90
Gartmore U.S. Growth Leaders Long-Short Fund	2.00%	90
Gartmore Nationwide Leaders Fund	2.00%	30
Gartmore Growth Fund	2.00%	30
Gartmore Nationwide Fund	2.00%	30
Gartmore U.S. Growth Leaders Fund	2.00%	30
Gartmore Worldwide Leaders Fund	2.00%	90
Gartmore Small Cap Growth Fund	2.00%	90
Gartmore Micro Cap Equity Fund	2.00%	90
Gartmore Mid Cap Growth Fund	2.00%	90
Gartmore Millennium Growth Fund	2.00%	90
Gartmore Large Cap Value Fund	2.00%	30
Gartmore Small Cap Fund	2.00%	90
Gartmore Value Opportunities Fund	2.00%	90
Gartmore High Yield Bond Fund	2.00%	5
Gartmore Bond Fund	2.00%	5
Gartmore Tax-Free Fund	2.00%	5
Gartmore Government Bond Fund	2.00%	5
Gartmore S&P Index Fund	2.00%	5
Gartmore International Index Fund	2.00%	5
Gartmore Bond Index Fund	2.00%	5
Gartmore Small Cap Index Fund	2.00%	5
Gartmore Mid Cap Market Index Fund	2.00%	5

The exchange fee is paid directly to the applicable Gartmore Fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. If you exchange assets into a Fund with an exchange fee, a new period begins at the time of the exchange.

Buying, Selling and Exchanging Fund Shares

Exceptions to the Redemption/Exchange Fee. Only certain intermediaries have agreed to collect the Fund’s redemption or exchange fee from their customer’s accounts. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

•     Certain broker wrap fee and other fee-based programs

•     Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers’ accounts; and

•     Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers’ accounts.

To the extent that a redemption fee or exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading.

In addition, the redemption or exchange fee does not apply to:

•     Shares sold or exchanged under regularly scheduled withdrawal plans

•     Shares purchased through reinvested dividends or capital gains

•     Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder’s determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.

•     Shares sold in connection with mandatory withdrawals from traditional IRAs after age 701/2 years and other required distributions from retirement accounts

•     Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

•     Shares sold or exchanged from any "Fund of Funds" that is affiliated with a Gartmore Fund With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the redemption or exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

Additional shareholder services

Shareholders are entitled to a wide variety of services by contacting:

Gartmore Funds   1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

Distributions of Income Dividends

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates, provided that certain holding period requirements are met. For corporate shareholders, a portion of each year’s distributions may be eligible for the corporate dividend-received deduction.

Distributions of Capital Gains

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"Buying a Dividend"

If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

Reinvesting Distributions

All income and capital gains distributions will be reinvested in shares of the Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

Changing your distribution option If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

Backup Withholding

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

Distributions and Taxes

Selling and Exchanging Fund Shares

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

Other Tax Information

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Because the Predecessor Fund was reorganized into the Fund (which was a shell fund having no previous operations) as of June 23, 2003, the financial highlights through June 22, 2003 are for the predecessor fund.

The information for the period ended October 31, 2003, the fiscal years ended June 30, 2002, 2001, 2000 and 1999, and the fiscal year ended March 31, 1999 has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Trust’s annual reports, which are available upon request.

Financial Highlights

Gartmore U.S. Growth Leaders Long—Short Fund (formerly Gartmore Long-Short Equity Plus Fund)

		Investment Activities
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities

Class A Shares
Period Ended June 30, 2002 (d)	$11.14	6.65		(6.90)	(0.25)
Year Ended June 30, 2003	$10.89	(0.08	)(f)	0.14	0.06
Period Ended October 31, 2003 (e)	$10.95	(0.07)		1.12	1.05

Class B Shares
Period Ended June 30, 2002 (d)	$11.14	(0.07)		(0.17)	(0.24)
Year Ended June 30, 2003	$10.90	(0.23	)(f)	0.19	(0.04)
Period Ended October 31, 2003 (e) (f)	$10.86	(0.10)		1.12	1.02

Class C Shares
Year Ended March 31, 1999	$11.83	(0.15	)(f)	4.55	4.40
Period Ended June 30, 1999	$15.13	(0.13)		3.01	2.88
Year Ended June 30, 2000	$18.01	(0.71)		12.41	11.70
Year Ended June 30, 2001	$27.72	(0.15)		(8.43)	(8.58)
Year Ended June 30, 2002	$10.02	(0.66)		(0.31)	(0.97)
Year Ended June 30, 2003	$9.05	(0.19)		0.17	(0.02)
Period Ended October 31, 2003 (e)	$9.03	(0.08)		0.93	0.85

	Distributions
	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)

Class A Shares
Period Ended June 30, 2002 (d)	—	—	$10.89	(2.24	%) (g)
Year Ended June 30, 2003	—	—	$10.95	0.55%
Period Ended October 31, 2003 (e)	—	—	$12.00	9.59	% (g)

Class B Shares
Period Ended June 30, 2002 (d)	—	—	$10.90	(2.15	%) (g)
Year Ended June 30, 2003	—	—	$10.86	(0.37%)
Period Ended October 31, 2003 (e) (f)	—	—	$11.88	9.39	% (g)

Class C Shares
Year Ended March 31, 1999	(1.10)	(1.10)	$15.13	38.81%
Period Ended June 30, 1999	—	—	$18.01	19.37	% (g)
Year Ended June 30, 2000	(1.99)	(1.99)	$27.72	65.61%
Year Ended June 30, 2001	(9.12)	(9.12)	$10.02	(40.62%)
Year Ended June 30, 2002	—	—	$9.05	(17.65%)
Year Ended June 30, 2003	—	—	$9.03	(0.22%)
Period Ended October 31, 2003 (e)	—	—	$9.88	9.41	% (g)

	Ratios / Supplemental Data
	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimburse- ments) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended June 30, 2002 (d)	$144	1.95	% (h)	122.95	% (h)	2.26	% (h)	122.64	% (h)	425%
Year Ended June 30, 2003	$29,561	3.47%		(2.04%)		3.66%		(2.23%)		424%
Period Ended October 31, 2003 (e)	$29,468	3.23	% (h)	(1.77	%) (h)	(i	)	(i	)	126.69%

Class B Shares
Period Ended June 30, 2002 (d)	$121	2.74	% (h)	(1.45	%) (h)	2.86	% (h)	(1.57	%) (h)	425%
Year Ended June 30, 2003	$141	3.73%		(2.31%)		4.54%		(3.12%)		424%
Period Ended October 31, 2003 (e) (f)	$414	3.98	% (h)	(2.54	%) (h)	(i	)	(i	)	126.69%

Class C Shares
Year Ended March 31, 1999	$6,425	3.10%		(1.10%)		4.54%		(2.54%)		226%
Period Ended June 30, 1999	$7,209	3.10	% (h)	(3.07	%) (h)	5.36	% (h)	(5.33	%) (h)	43%
Year Ended June 30, 2000	$9,927	2.82%		(2.65%)		4.67%		(4.50%)		204%
Year Ended June 30, 2001	$3,102	3.04%		(1.51%)		3.82%		(2.29%)		143%
Year Ended June 30, 2002	$1,819	3.28%		(5.41%)		3.71%		(5.87%)		425%
Year Ended June 30, 2003	$1,323	3.72%		(2.31%)		4.54%		(3.13%)		424%
Period Ended October 31, 2003 (e)	$1,487	3.98	% (h)	(2.52	%) (h)	(i	)	(i	)	126.69%

(a)   Excludes sales charge.
(b)   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)   Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)   For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(e)   For the period from July 1, 2003 through October 31, 2003.
(f)    Net investment income (loss) is based on average shares outstanding during the period.
(g)   Not annualized.
(h)   Annualized.
(i)   There were no fee reductions in this period.

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Information from Gartmore Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge — contain additional information about the Fund:

•     Statement of Additional Information (incorporated by reference into this Prospectus)

•     Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)

•     Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

For additional information contact:

By Regular Mail:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
(614) 428-3278 (fax)

By Overnight Mail:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

For 24-hour access:
1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds’ website at www.gartmorefunds.com.

Information from the Securities and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC as follows:

In person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

By mail:
Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:
www.sec.gov

By electronic request:
publicinfo@sec.gov

The Trust’s Investment Company Act File No.: 811-08495

GG-???? 4/04

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205